UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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ADVISORSHARES TRUST

(Name of Registrant as Specified In Its Charter)

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ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF

NYSE Arca Ticker: AADR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

October 26, 2016

Dear Shareholder:

On behalf of the Board of Trustees of AdvisorShares Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the AdvisorShares Dorsey Wright ADR ETF (the “Fund”), a series of the Trust, to be held at 10:00 a.m. on December 16, 2016, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The purpose of the meeting is to ask shareholders to approve (1) a new investment sub-advisory agreement between AdvisorShares Investments, LLC (the “Adviser”) and Dorsey, Wright & Associates, LLC (“Dorsey Wright”) on behalf of the Fund and (2) the implementation of a manager of managers arrangement for the Fund that will permit the Adviser, in its capacity as the Trust’s investment adviser and subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

On August 23, 2016, the Trust’s Board of Trustees (the “Board”) approved, subject to shareholder approval, a new investment sub-advisory agreement between the Adviser and Dorsey Wright on behalf of the Fund (the “New Sub-Advisory Agreement”). The Board also approved an interim investment sub-advisory agreement pursuant to which Dorsey Wright replaced WCM Investment Management as sub-adviser to the Fund effective September 1, 2016, and assumed responsibility for the portfolio management of the Fund, subject to the oversight of the Board and the Adviser. By its terms, the interim investment sub-advisory agreement with Dorsey Wright will remain in effect for a period of 150 days or until shareholders approve the New Sub-Advisory Agreement, whichever is sooner. Effective with Dorsey Wright’s assumption of sub-advisory responsibilities, the Fund’s name changed from AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF to AdvisorShares Dorsey Wright ADR ETF. While the Fund’s investment strategy has been revised to reflect Dorsey Wright’s investment approach, no changes were made to the Fund’s investment objective or investment policies.

Enclosed are a notice of the meeting and a proxy statement that includes additional information about the proposals. I hope that you find this information helpful and that you will promptly vote to approve Dorsey Wright as the new investment sub-adviser to the Fund to ensure its continuous management, as well as to approve the manager of managers arrangement.

Your vote is extremely important, even if you only own a few of the Fund’s shares. Shareholder meetings of the Fund do not occur with great frequency, so I ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call the Trust at 877.843.3831.

I appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

Noah Hamman

Trustee and President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY INTERNET OR TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF

NYSE Arca Ticker: AADR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 16, 2016

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the AdvisorShares Dorsey Wright ADR ETF (the “Fund”), a series of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, will be held at the Trust’s offices, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland, on December 16, 2016 at 10:00 a.m. Eastern time, for the following purposes:

1.	To approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC (the “Adviser”) and Dorsey, Wright & Associates, LLC on behalf of the Fund; and

2.	To approve the implementation of a manager of managers arrangement that will permit the Adviser, subject to prior approval by the Trust’s Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Shareholders of the Fund may also be asked to transact such other business as may properly come before the meeting or any adjournments thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposals.

Shareholders of record as of the close of business on September 12, 2016 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card. This is important to ensure a quorum at the meeting.

In addition to voting by mail, you also may authorize your vote either by telephone or via the internet, as follows:

To Vote by Telephone:		To Vote by Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We call your attention to the accompanying proxy statement and ask that you read it carefully before you vote. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. We encourage you to vote your shares by telephone or internet as those methods will reduce the time and costs associated with this proxy solicitation.

Proxies may be revoked prior to the meeting by timely executing and submitting a revised proxy using one of the methods noted above, by giving written notice of revocation to the Fund prior to the meeting, or by voting in person at the meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 877.843.3831.

By Order of the Board of Trustees

Dan Ahrens

Secretary

October 26, 2016

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU DECIDE TO CHANGE YOUR VOTE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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PROXY STATEMENT

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF

NYSE Arca Ticker: AADR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR DECEMBER 16, 2016

WHO IS ASKING FOR MY VOTE?

The Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed proxy card on or about October 28, 2016, and to all shareholders of record who have a beneficial interest in the AdvisorShares Dorsey Wright ADR ETF (the “Fund”) as of the close of business on September 12, 2016 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Fund.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at the offices of the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and is scheduled for December 16, 2016 at 10:00 a.m. Eastern time, as will any adjournment(s) or postponement(s) of the Special Meeting.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.	To approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC (the “Adviser”) and Dorsey, Wright & Associates, LLC (“Dorsey Wright”) on behalf of the Fund; and

2.	To approve the implementation of a manager of managers arrangement that will permit the Adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Shareholders of the Fund may also be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes. If approved, the implementation of a proposal is not contingent on the approval of any other proposal.

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WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” and “General Information” for a more detailed discussion of voting procedures.)

Each share of the Fund is entitled to one vote and fractional shares are counted as a fractional vote. The Fund had 375,000 shares issued and outstanding as of the Record Date.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, including one proxy card, because you have the right to vote on these important proposals concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.  For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

WHICH PROPOSALS DO I VOTE ON?

You are being asked to vote on both of the proposals.

HOW DO I VOTE?

You may vote in person, by mail, telephone or internet. Joint owners must each sign the proxy card. Shareholders of the Fund whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on December 15, 2016 if you vote by mail, or by 11:59 pm Eastern time on December 15, 2016 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit by mail the proxy card sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at 1-855-973-0090.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Trust has retained Alliance Shareholder Communications, a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of $27,000. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Fund. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

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In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-855-973-0090.

In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

Additional information about the Fund is available in its prospectus, statement of additional information and shareholder reports.

You can obtain copies of the prospectus, statement of additional information and shareholder reports of the Fund, upon request, without charge, by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, by calling 877.843.3831, or by accessing the Trust’s website at www.advisorshares.com, or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with those documents.

WHAT IS THE REQUIRED VOTE FOR THE PROPOSALS?

Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of the Fund vote “FOR” each of the proposals described in this Proxy Statement.

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PROPOSAL 1: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE FUND

WHAT IS PROPOSAL 1?

Shareholders of the Fund are being asked to approve a new sub-advisory agreement between the Adviser and Dorsey Wright (the “New Sub-Advisory Agreement”). As a registered investment company, the Fund is subject to the provisions of the 1940 Act. The 1940 Act generally requires that both the Fund’s Board and its shareholders approve the Fund’s investment advisory agreements, including investment sub-advisory agreements. As further described below, the Board, including the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval.

On August 23, 2016, the Board approved the termination of WCM Investment Management (“WCM”), the Fund’s former sub-adviser. The Board also approved (1) an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”), consistent with the requirements of Rule 15a-4 under the 1940 Act, pursuant to which Dorsey Wright began serving as sub-adviser to the Fund on September 1, 2016 after the prior sub-advisory agreement terminated, and (2) the New Sub-Advisory Agreement subject to shareholder approval. Effective with Dorsey Wright’s assumption of sub-advisory responsibilities, the Fund’s name changed from AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF to AdvisorShares Dorsey Wright ADR ETF. Other than the duration provision, the terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will remain in effect for a period of 150 days or until shareholders approve the New Sub-Advisory Agreement, whichever occurs sooner. Therefore, to ensure continuous portfolio management of the Fund by Dorsey Wright, it is very important that shareholders entitled to vote on the approval of the New Sub-Advisory Agreement do so before the term of the Interim Sub-Advisory Agreement ends.

IF APPROVED, HOW WILL THE NEW SUB-ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF THE FUND?

The approval of the New Sub-Advisory Agreement should have very little, if any, effect on your investment experience as a shareholder of the Fund. Dorsey Wright currently is sub-advising the Fund pursuant to the Interim Sub-Advisory Agreement and the approval of the New Sub-Advisory Agreement will ensure continuous portfolio management services and is not anticipated to result in any changes to the Fund. In addition, Dorsey Wright currently provides substantially similar investment sub-advisory services to the Fund as were provided by the Fund’s former investment sub-adviser.

WILL THE FUND’S FEES FOR INVESTMENT SUB-ADVISORY SERVICES INCREASE?

No. The fee rate under the New Sub-Advisory Agreement is identical to the fee rate under the Interim Sub-Advisory Agreement and the prior sub-advisory agreement with WCM.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

General Information. The following description of the material terms of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of New Sub-Advisory Agreement attached hereto as Appendix A. Other than the duration provision, the New Sub-Advisory Agreement contains substantially identical terms in all material respects to those of the Interim Sub-Advisory Agreement . In addition, the New Sub-Advisory Agreement contains substantially similar terms in all material respects to those of the prior sub-advisory agreement with WCM except as described below.

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Investment Sub-Advisory Services. In accordance with the terms of the New Sub-Advisory Agreement, Dorsey Wright, subject to the supervision of the Adviser and the Board, will manage all of the securities and other assets of the Fund allocated to it by the Adviser in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time. As part of the services it provides, Dorsey Wright is responsible for, among other things: (i) determining which assets will be purchased, retained or sold by the Fund, and what portion of those assets will be invested or held uninvested in cash; (ii) proxy voting services with respect to the Fund’s portfolio securities; (iii) maintaining all books and records with respect to its portfolio management of the Fund’s assets as required by the 1940 Act; and (iv) furnishing to the Adviser and the Board such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request.

Dorsey Wright will pay the overhead and salary expenses it incurs in furnishing the services to be provided pursuant to the New Sub-Advisory Agreement. The sub-advisory services are substantially similar to those that were provided under the prior sub-advisory agreement with WCM; however, unlike WCM, Dorsey Wright does not conduct portfolio trading on behalf of the Fund. Instead, the Adviser provides that service to the Fund.

Sub-Advisory Fees. The fee to be paid to Dorsey Wright under the New Sub-Advisory Agreement is the same as the fee that was paid under the prior sub-advisory agreement with WCM and the fee that is currently being paid to Dorsey Wright under the Interim Sub-Advisory Agreement. For its investment sub-advisory services provided to the Fund, Dorsey Wright is entitled to an annual fee of 0.25% based on the average daily net assets of the Fund.

Indemnification. The New Sub-Advisory Agreement provides that Dorsey Wright shall indemnify and hold harmless the Adviser from and against any and all third party claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Dorsey Wright’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Sub-Advisory Agreement in the performance of its obligations under the New Sub-Advisory Agreement; provided, however, that Dorsey Wright shall not be obligated to indemnify Adviser under the terms of the New Sub-Advisory Agreement to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, (iii) any untrue statement of a material fact contained in the prospectus or statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Dorsey Wright or the Trust, or the omission of such information, by the Adviser for use therein; or (iv) any action taken in good faith by Dorsey Wright at the direction of Adviser or the Trust, provided such action taken by Dorsey Wright is consistent with its fiduciary duties and in compliance with applicable law.

The New Sub-Advisory Agreement provides that the Adviser will indemnify and hold harmless Dorsey Wright from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Sub-Advisory Agreement in the performance of its obligations under the New Sub-Advisory Agreement; provided, however, that the Adviser’s obligation under the terms of the New Sub-Advisory Agreement shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by Dorsey Wright, is caused by or is otherwise directly related to (i) any breach by Dorsey Wright of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of Dorsey Wright in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the prospectus or statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to Dorsey Wright that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by Dorsey Wright for use therein.

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The indemnification provisions in the prior sub-advisory agreement with WCM provided that WCM shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the WCM’s obligations under the agreement; provided, however, that WCM’s indemnification obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the agreement. Likewise, the Adviser shall indemnify and hold harmless WCM from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of WCM’s obligations under the agreement; provided, however, that the Adviser’s indemnification obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by WCM, is caused by or is otherwise directly related to WCM’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the agreement.

Duration and Term of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will take effect after it is approved by the Fund’s shareholders. The New Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years following its effective date. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund and (ii) in either event, by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval. The duration and term provisions of the New Sub-Advisory Agreement and the prior sub-advisory agreement with WCM are substantially identical.

Termination. The New Sub-Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon 60 days’ written notice to Dorsey Wright; (ii) by the Adviser upon breach by Dorsey Wright of any representation or warranty contained in Paragraphs 8 and 10 of the New Sub-Advisory Agreement (see Appendix A), if such breach has not been cured within 30 days of Dorsey Wright’s receipt of written notice of such breach; (iii) by the Adviser immediately upon written notice to Dorsey Wright if Dorsey Wright becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement; or (iv) by Dorsey Wright upon 120 days’ written notice to the Adviser and the Fund for any reason or no reason whatsoever. If approved, the New Sub-Advisory Agreement will terminate automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act, or in the event of a termination of the investment advisory agreement between the Adviser and the Trust. The termination provisions of the New Sub-Advisory Agreement and the prior sub-advisory agreement with WCM are substantially identical except that WCM was given 20 days to cure a breach in (ii) above.

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WHAT FACTORS WERE CONSIDERED BY THE BOARD?

In considering whether to approve the New Sub-Advisory Agreement, the Board reviewed and discussed information and analysis provided by Dorsey Wright and the Adviser. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders. The Board did not identify any single piece of information as paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services to be provided by Dorsey Wright to the Fund, the Board reviewed, among other things, Dorsey Wright’s personnel, experience, and compliance program. The Board considered the background and experience of Dorsey Wright’s senior management and the qualification and background of the portfolio manager proposed to be responsible for the day-to-day portfolio management of the Fund. The Board also reviewed information pertaining to Dorsey Wright’s organizational structure, investment operations, and other relevant information, including information relating to the financial condition of Dorsey Wright to determine whether adequate resources were available to provide a high level of service to the Fund. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Dorsey Wright.

Performance

In connection with the assessment of Dorsey Wright’s ability to perform its duties under the New Sub-Advisory Agreement, the Board considered the sufficiency of its resources and concluded that Dorsey Wright had the financial resources necessary to perform its obligations under the New Sub-Advisory Agreement. The Board also reviewed information about Dorsey Wright’s investment philosophy, the proposed portfolio construction of the Fund, and the specific investment techniques to be employed, as well as information regarding the investment performance of Dorsey Wright’s comparable accounts.

Cost of Services and Profitability

The Board considered the cost of the services to be provided by Dorsey Wright, reviewed the fee to be paid pursuant to the New Sub-Advisory Agreement, and considered the estimated profitability projected by Dorsey Wright.  The Board noted that the Adviser would be responsible for paying Dorsey Wright out of the advisory fee it receives from the Fund.  The Board also noted that the aggregate advisory fee to be paid to the Adviser and sub-advisory fee to be paid to Dorsey Wright would be identical to the current fees for the Fund in connection with the Interim Sub-Advisory Agreement, as well as to the fees in connection with the prior sub-advisory agreement with WCM. The Board evaluated the proposed fee arrangement in light of the factors that judicial decisions have specified as pertinent generally.  The Board also considered the Adviser’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund.  Based on its review, within the context of its full deliberations, the Board determined that the fee proposed to be paid to Dorsey Wright is fair and reasonable.

Economies of Scale

The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the fee appropriately took into account any economies of scale that had been realized as a result of that growth.

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Ancillary Benefits

The Board noted the potential benefits to be received by Dorsey Wright as a result of its relationship with the Fund (other than the sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable; (ii) concluded that the fee to be paid to Dorsey Wright is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the New Sub-Advisory Agreement for an initial term of two years.

WHO IS DORSEY, WRIGHT & ASSOCIATES, LLC?

Dorsey Wright, a Nasdaq, Inc. company, is a registered investment advisory firm located at 1011 Boulder Spring Drive, Suite 150, Richmond, Virginia 23225. Since 1987, Dorsey Wright has been an advisor to financial professionals on Wall Street and investment managers worldwide. Dorsey Wright offers comprehensive investment research and analysis through its Global Technical Research Platform and provides research, modeling and indexes that apply Dorsey Wright’s expertise in Relative Strength to various financial products, including ETFs, mutual funds, unit investment trusts, structured products, and separately managed accounts. Dorsey Wright’s expertise is technical analysis. Dorsey Wright uses Point & Figure Charting, Relative Strength Analysis, and numerous other tools to analyze market data and deliver actionable insights. As of June 30, 2016, Dorsey Wright had approximately $200 million in assets under management. Additionally, there were approximately $10 billion in ETF, unit investment trust, mutual fund, structured note, and unified managed account platform assets that follow Dorsey Wright’s strategies through various index and model licensing arrangements.

As the Fund’s sub-adviser, Dorsey Wright is responsible for developing and maintaining the Fund’s investment program in a manner consistent with the Fund’s investment objective and investment policies and managing the Fund’s portfolio on a day-to-day basis, including the selection of the Fund’s investments. Dorsey Wright’s sub-advisory activities are subject to the oversight of the Adviser and the Board.

The name and principal occupation of Dorsey Wright’s principal executive officer are set forth below. Dorsey Wright is a subsidiary of Nasdaq, Inc., is a member managed limited liability company, and does not have a board of directors. The business address of the person listed below is 1011 Boulder Spring Drive, Suite 150, Richmond, Virginia 23225.

Name	Principal Occupation
Jay M. Gragnani	Executive Vice President

For additional information about Dorsey Wright, you may visit its website at dorseywright.com. Copies of Dorsey Wright’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.

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WHAT HAPPENS IF THE NEW SUB-ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS?

If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders, Dorsey Wright will continue to serve as the Fund’s sub-adviser pursuant to the terms of the Interim Sub-Advisory Agreement and the Board will consider all alternatives available to the Fund. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

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PROPOSAL 2: APPROVAL OF A MANAGER OF MANAGERS ARRANGEMENT

WHAT IS PROPOSAL 2?

The Fund’s investment management services are currently being provided by the Adviser pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of the Fund. Subject to the approval of the Board and of the shareholders of the Fund, the Adviser is permitted to engage sub-advisers to provide investment sub-advisory services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

A sub-adviser is responsible, subject to the general supervision of the Adviser and the Board, for the purchase, retention and sale of securities for the Fund. The Adviser monitors the investment program of the sub-adviser to the Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. The Adviser also currently oversees and monitors the performance of the Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of the sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing the Fund.

Generally, a fund must obtain shareholder approval to retain a new sub-adviser or make a material modification to an existing sub-advisory agreement. However, on March 11, 2013, the SEC issued an order permitting the Trust and the Adviser to enter into or materially modify a new sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Trustees), without requiring approval from the Fund’s shareholders (the “SEC Order”). Shareholders of the Fund are being asked to approve the implementation of the SEC Order with respect to the Fund. Approval of this proposal should help the Fund avoid unnecessary costs and provide the Fund with additional flexibility to achieve its investment objective.

The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for the Fund could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, the Fund will be able to select one or more unaffiliated sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the Board will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Adviser, not the Fund, will continue to pay all sub-advisory fees. The Adviser’s and each sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to the Fund’s shareholders.

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WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE SEC ORDER?

Under the terms of the SEC Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before the Adviser and the Fund may implement the arrangement described above permitting the Adviser to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. Further, under the conditions of the SEC Order, within 90 days after a change to a sub-advisory arrangement, the Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. In addition, in order to rely on the manager of managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. The SEC Order does not apply to sub-advisory agreements with affiliated sub-advisers.

WHAT FACTORS WERE CONSIDERED BY THE BOARD OF TRUSTEES?

In determining whether it was appropriate to approve the proposed manager of managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Adviser. After carefully considering the Fund’s contractual arrangement under which the Adviser has been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to the Adviser. In the past, when engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated fees with sub-advisers, and will continue to do so. These fees are paid directly by the Adviser and not by the Fund. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by the Fund to the Adviser and the fees paid by the Adviser to the sub-adviser are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in the investment advisory fee paid to the Adviser by the Fund would continue to require shareholder approval. If shareholders approve this proposal, the Adviser, pursuant to the advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate unaffiliated sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and some of the costs may be borne by the Fund. While shareholders would no longer have any control over the hiring of unaffiliated sub-advisers, without the delay inherent in holding a shareholder meeting, the Board and the Adviser would be able to act more quickly to appoint an unaffiliated sub-adviser or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with less expense when the Board and the Adviser believe that the change would benefit the Fund.

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WHAT HAPPENS IF THE IMPLEMENTATION OF THE MANAGER OF MANAGERS ARRANGEMENT IS NOT APPROVED BY SHAREHOLDERS?

If the shareholders of the Fund do not approve the manager of managers arrangement, then the proposal will not be implemented and the Adviser will continue to obtain approval from shareholders before entering into or amending agreements with unaffiliated sub-advisers on behalf of the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE MANAGER OF MANAGERS ARRANGEMENT.

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GENERAL INFORMATION

Service Providers

The principal executive offices of the Trust and the Adviser are located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s administrator, custodian, transfer agent and securities lending agent is The Bank of New York Mellon, which is located at 101 Barclay Street, New York, New York 10286. The Fund’s distributor is Foreside Fund Services, LLC, which is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Counsel to the Trust is Morgan, Lewis & Bockius LLP, which is located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

Affiliated Brokerage

For the fiscal year ended June 30, 2016, the Fund paid no commissions on portfolio brokerage transactions to any broker who may be deemed to be a direct or indirect affiliated person of the Fund.

Owners of Fund Shares

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants as of September 30, 2016, the name, address, and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth below.

DTC Participant	Percentage of Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	15.21%
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	13.75%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Fl. Baltimore, MD 21231	8.00%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.92%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.79%
TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	27.13%

As of September 30, 2016, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the Fund.

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Quorum and Voting Requirements

Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of one-third (33 1/3%) of all shares of the Fund entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum or in the event that a quorum is present at the Special Meeting, but votes sufficient to approve a proposal are not received, the Special Meeting may be adjourned without notice other than announcement at the meeting.

Approval of the proposals requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

For purposes of determining whether shareholders of the Fund have approved the proposals, abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be counted for or against the proposals. For this reason, abstentions and broker non-votes effectively will be a vote against a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposals. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) by internet, (2) by phone, or (3) by mail. We encourage you to vote by internet or phone. It is convenient and it saves the Fund significant postage and processing costs. In addition, when you vote by internet or phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by internet, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, who will forward such communication to the Board.

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The Trust is organized as a Delaware statutory trust and, as such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholders Sharing the Same Address

Only one copy of this Proxy Statement will be delivered to shareholders of the Fund residing at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, or call 1-877-843-3831. Shareholders wishing to receive separate copies of the Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

Other Business

The Board knows of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in accordance with their judgment.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

Your vote is extremely important, even if you only own a few of the Fund’s shares. The Special Meeting will have to be adjourned without conducting any business if a sufficient number of shares of the Fund entitled to vote in person or by proxy at the Special Meeting are not represented at the Special Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Special Meeting as scheduled, so please return your proxy card immediately or vote by internet or telephone.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, employees or agents of the Adviser or Dorsey Wright, representatives of other financial intermediaries, or our proxy solicitor, Alliance Shareholder Communications, and reminded to vote your shares.

By Order of the Board of Trustees

Noah Hamman

Trustee and President

October 26, 2016

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APPENDIX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT (the “Agreement”) made as of this __ day of ________ 2016 by and between AdvisorShares Investments, LLC, a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 (the “Adviser”), and Dorsey, Wright & Associates, LLC, a Virginia limited liability company with its principal place of business at 1011 Boulder Springs Drive, Suite 150, Richmond, VA 23225 (the “Sub-Adviser”).

WHEREAS, AdvisorShares Trust, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Trust dated June 2, 2009 (the “Advisory Agreement”), pursuant to which the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a “Fund”), as such schedule may be amended by mutual agreement of the parties; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment sub-advisory services in connection with the portfolio management of the Fund, and the Sub-Adviser is willing to render such investment sub-advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to the oversight and supervision of the Adviser and the Trust’s Board of Trustees and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”); provided that Adviser has complied with Section 4 of this Agreement, and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations and the Sub-Adviser is only obligated to comply with this subsection (b) with respect to the Assets.

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(c)	The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.

(e)	Reserved.

(f)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(g)	The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Assets and authorizes Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Sub-Adviser, including any designee, shall have the power to vote, either in person or by proxy, all securities in which the Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

(h)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to any other series of the Trust or portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice with respect to any assets of the Fund other than the Assets. This limitation will not prohibit the Sub-Adviser from consulting with the Adviser.

(i)	Reserved.

(j)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k)	The Sub-Adviser shall furnish to the Adviser a monthly portfolio manager commentary within ten (10) business days of each month-end.

(l)	The Sub-Adviser shall (i) not create marketing or other promotional material relating to the Fund without the prior express written consent of the Adviser, (ii) immediately discontinue use of any such material upon the request of the Adviser, and (iii) comply with all applicable rules of the Financial Industry Regulatory Authority in connection with such material.

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To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement which includes, without limitation oversight and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets and solely to the extent Adviser has complied with Section 4, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

Adviser is solely responsible for the execution of trades on behalf of the Fund and will place orders with or through such issuers, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus, in conformity with all federal securities laws. All orders shall be placed in accordance with the Sub-Adviser provided strategy without deviation unless otherwise agreed to by the parties in writing.

3.	Non-Exclusivity of Exchange-Traded Fund Investment Management Services. Except as otherwise detailed in an applicable schedule, the Adviser acknowledges that the Sub-Adviser may perform investment advisory services for various other non-ETF clients using a substantially similar strategy as that of the Fund, or Sub-Adviser may serve as index provider or sub-adviser to ETFs of other strategies and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of the action taken for the Fund. Except as otherwise detailed in an applicable schedule, nothing in this Agreement precludes Sub-Adviser from providing services the same or substantially similar to the investment management services contemplated under this Agreement. Specifically, Sub-Adviser retains all rights, title and interest in the strategies or methodologies used to manage the Funds. Sub-Adviser shall have the right to market, sell and distribute such strategies independently of this Agreement in any manner Sub-Adviser desires, and Sub-Adviser shall not be restricted from entering into any arrangement with any third party, including competitors of Adviser in connection with the provision of sub-advisory services.

4.	Delivery of Documents. The Adviser shall furnish the Sub-Adviser with copies of each of the below documents. Adviser shall provide any updates to the below referenced documents and, except for those updates previously disclosed to Sub-Adviser, Sub-Adviser shall have thirty (30) days from receipt of any such updates to comply with the updates as required under Section 1.

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Fund;

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(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust, or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

The Adviser shall promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule, or regulation, in the Prospectus or in Fund shareholder reports or proxy statements; (b) in Adviser communications; or (c) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

5.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A attached hereto, as such schedule may be amended by mutual agreement of the parties. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly within thirty (30) days following the end of the applicable month. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. The fees specified in Schedule A relate only to the provision of sub-advisory services. In the event Adviser requests seminars or other training to be provided by Sub-Adviser, the fees for such additional services will discussed in good faith and mutually agreed upon by the parties.

During the term of this Agreement, and for a one (1) year period thereafter, Sub-Adviser shall have the right to audit on a confidential basis and upon reasonable prior notice to Adviser, the relevant books and records of Adviser to confirm the accuracy of any one or more calculations of fees. Sub-Adviser shall bear its own costs of any such audit unless such audit reveals an underpayment by Adviser of five percent (5%) or more and the underpayment is the result of inaccurate data or asset levels provided to Sub-Adviser by Adviser. In such case Adviser shall reimburse Sub-Adviser for its reasonable cost and expenses in conducting the audit. Failure by Sub-Adviser to conduct an audit pursuant to this Section 5 shall not relieve Adviser from its responsibilities to comply fully with the terms and conditions of this Agreement.

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Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, or otherwise agreed to by the parties, the Sub-Adviser shall not be liable for any costs or expenses of the Trust, Fund, or Adviser including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments purchased for the Fund, and any losses incurred in connection therewith, (c) expenses of holding or carrying Assets, charges of the Fund’s custodians and sub-custodians and administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents, (d) accounting, auditing, and legal expenses, (e) dues and expenses incurred in connection with membership in investment company organizations, (f) costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends, (g) payment for portfolio pricing services to a pricing agent, if any, (h) registration and filing fees of the SEC, (i) expenses of registering or qualifying securities of the Funds for sale in the various states, (j) fees and expenses of Trustees, (k) salaries of shareholder relations personnel, (l) costs of shareholder meetings, and (m) litigation and other extraordinary or non-recurring expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

6.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all third party claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Sub-Adviser shall not be obligated to indemnify Adviser under this Paragraph 6 to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Trust, or the omission of such information, by the Adviser for use therein; or (iv) any action taken in good faith by Sub-Adviser at the direction of Adviser or the Trust, provided such action taken by Sub-Adviser is consistent with its fiduciary duties and in compliance with applicable law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 6 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to (i) any breach by the Sub-Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Sub-Adviser for use therein.

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A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

No party will be liable to another party for consequential damages under any provision of this Agreement.

7.	Trust and Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement will be limited in all cases to the Trust and its assets, and if the liability relates to one series, the obligations hereunder will be limited to the respective assets of that series. The Sub-Adviser further agrees that it will not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Trustees or any individual Trustee of the Trust.

8.	Representations and Warranties of Sub-Adviser and Adviser.

(a)	The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(i)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(ii)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(iii)	Reserved

(iv)	The Sub-Adviser is limited liability company, duly organized and validly existing under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted;

(v)	The execution, delivery, and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency, or official is required on the part of the Sub-Adviser for the execution, delivery, and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule, or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree, or other instrument binding upon the Sub-Adviser;

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(vi)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(vii)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading;

(viii)	Reserved

(ix)	Reserved

(x)	The Sub-Adviser understands the unique characteristics of the Fund as an actively managed exchange-traded fund (i.e., a novel investment vehicle in a limited market) and will use commercially reasonable efforts to educate the investing public about the investment objectives and investment strategies of the Fund in an effort to expand the Fund’s shareholder base.

(b)	The Adviser represents and warrants to the Sub-Adviser as follows:

(i)	The Adviser is registered as an investment adviser under the Advisers Act;

(ii)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(iii)	The Adviser is fully authorized under all applicable law to serve as an investment adviser to the Fund and to perform the services described under this Agreement;

(iv)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(v)	The execution, delivery, and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency, or official is required on the part of the Adviser for the execution, delivery, and performance by the Adviser of this Agreement, and the execution, delivery, and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule, or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree, or other instrument binding upon the Adviser; and

(vi)	This Agreement is a valid and binding agreement of the Adviser.

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9.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to the Funds unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Fund may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Trust’s Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 8 and 10 hereof, if such breach has not been cured within thirty (30) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)	By the Sub-Adviser upon one hundred twenty days’ written notice to the Adviser and the Fund for any reason or no reason whatsoever.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

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(b)	to the extent that the Sub-Adviser’s activities or services could affect the Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 10(b), along with the policies and procedures referred to in Paragraph 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board of Trustees, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents, and data relating to any of its responsibilities pursuant to this Agreement, including all means for the effecting of investment transactions.

12.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues, or matters (such correspondences are commonly referred to as “deficiency letters”) that may materially impact or relate to the Services provided under this Agreement and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

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(iii)	on Adviser’s request not more than once per quarter, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a summary of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) that serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 8 and 10 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities or personnel for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13.	Use of Intellectual Property by the Sub-Adviser. The Adviser grants to the Sub-Adviser a sublicense to use the trademarks, service marks, logos, names, or any other proprietary designations of the Adviser (“AdvisorShares Marks”) on a non-exclusive basis. The Sub-Adviser will acquire no rights in the AdvisorShares Marks, and all goodwill of the AdvisorShares Marks shall inure to and remain with the Adviser. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates or use AdvisorShares Marks in offering, marketing or other promotional materials without the prior express written consent of the Adviser, which approval will not be unreasonably withheld or delayed, except as required by rule, regulation or upon the request of a governmental authority. Notwithstanding the foregoing, the Sub-Adviser and its affiliates may, without obtaining the Adviser’s prior approval, refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates and use AdvisorShares Marks in offering, marketing or other promotional materials provided that such materials were previously approved by the Adviser and remain in substantially the same form.

14.	Use of Intellectual Property by the Adviser. The Sub-Adviser grants to the Adviser a sublicense to use the trademarks, service marks, logos, names, or any other proprietary designations of the Sub-Adviser (“Sub-Adviser Marks”) on a non-exclusive basis. The Adviser will acquire no rights in the Sub-Adviser Marks, and all goodwill of the Sub-Adviser Marks shall inure to and remain with the Sub-Adviser.

15.	Limitation of Liability.

(a)	UNLESS ARISING OUT OF A PARTY’S INDEMNIFICATION OBLIGATIONS OR AS A RESULT OF BREACH OF CONFIDENTIALITY OBLIGATIONS OR AS DETAILED IN SECTION 15(b) BELOW, UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR ITS RELATED ENTITIES OR PERSONS BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, USE OF MONEY, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS) ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, REGARDLESS OF WHETHER IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR ANY REMEDY IS DEEMED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. UNLESS ARISING OUT OF A PARTY’S INDEMNIFICATION OBLIGATIONS OR AS A RESULT OF BREACH OF CONFIDENTIALITY OBLIGATIONS, ANY AMOUNTS OWED PURSUANT TO SECTION 5, OR AS DETAILED IN SECTION 15(b) BELOW, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH EITHER PARTY AND ITS RELATED PERSONS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT OF FEES PAYABLE DURING THE TWELVE (12) MONTHS PRIOR TO WHEN THE CLAIM AROSE.

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(b)	Notwithstanding Section 15(a) above, the Sub-Adviser shall reimburse the appropriate Fund for any loss that directly results from a Trade Error made by the Sub-Adviser; provided that any gain which directly results from a Trade Error shall be returned to the appropriate Fund. Such reimbursement and/or refund shall the sole and exclusive remedy for any Trade Error made by Sub-Adviser. For the purposes of this Agreement, a “Trade Error” is defined as situations where the transaction was incorrectly communicated by the Sub-Adviser: (i) in the wrong security; (ii) on the wrong side of the market; (iii) on incorrect price instructions; or (iv) for a quantity greater than intended by the Sub-Adviser. “Trade Errors” shall explicitly exclude: (a) good faith errors in judgment in making investment decisions for the Fund(s), (b) errors corrected before execution by the Adviser, or (c) errors made by persons, acting upon good instructions from the Sub-Adviser, other than the Sub-Adviser; or (d) errors that result from a request of the Adviser or Fund.

16.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.	Interpretation and Severability. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC
4800 Montgomery Lane
Suite 150
Bethesda, MD 20814
Attention: Legal Department

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AdvisorShares Investments, LLC
4144 N. Central Expressway
Suite 600
Dallas, TX 75204
Attention: Dan Ahrens

To the Sub-Adviser at:	Dorsey, Wright & Associates, LLC
Attn: Sara Giegerich
1011 Boulder Springs Drive, Suite 150
Richmond, Virginia 23225

Office of General Counsel (Contracts and IP)
Dorsey, Wright & Associates, LLC
805 King Farm Boulevard
Rockville, MD 20850

19.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

20.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of each Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 9 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

AdvisorShares Investments, LLC	Dorsey, Wright & Associates, LLC

By:	By:

Dan Ahrens	Jay M. Gragnani
Managing Director	Executive Vice President

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Schedule A

to the

Sub-Advisory Agreement

between

AdvisorShares Investments, LLC

and

Dorsey, Wright & Associates, LLC

as of ____________, 2016

A.	List of Funds

AdvisorShares Dorsey Wright ADR ETF

B.	Fee Schedule

Average Daily Net Assets	Sub-Advisory Fee
All assets	0.25%

In accordance with Section 5 of the Agreement, the sub-advisory fee shall be computed and paid as follows:

At the end of each month during the Term, Advisor shall calculate the average daily net asset value of each Fund during the month by (i) adding together the daily net asset values of the Fund, as determined by the Administrator of the Fund on each day during the month, and then (ii) dividing such sum by the number of daily net asset value amounts determined in (i) above. The resulting average daily net asset value then is multiplied by the basis point amount) divided by the number of days in the fiscal year and then multiplied by the days in the current month, resulting in the monthly payment to be paid to Sub-Advisor by Advisor.

Each monthly payment shall be accompanied by a statement setting forth the calculations on which the payment is based and shall be paid within thirty (30) days of the end of the month.

C.	Exclusivity of Services

Notwithstanding Section 3 of the Agreement, but otherwise subject to the terms and conditions of this Agreement, Sub-Adviser agrees that it shall not grant a license to use the specific strategy utilized in the management of a Fund listed on Schedule A within an actively managed exchange traded fund (ETF) listed in the United States for a period of one (1) year from the date Sub-Adviser begins actively managing the Assets of the Fund.

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Agreed and Accepted:

AdvisorShares Investments, LLC	Dorsey, Wright & Associates, LLC

By:	By:

Dan Ahrens	Jay M. Gragnani
Managing Director	Executive Vice President

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PROXY	ADVISORSHARES TRUST	PROXY

ADVISORSHARES DORSEY WRIGHT ADR ETF (AADR)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2016

The Special Meeting of Shareholders of AdvisorShares Dorsey Wright ADR ETF (the “Fund”), a series of AdvisorShares Trust (the “Trust”), will be held December 16, 2016 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 16, 2016, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 16, 2016.

The Proxy Statement is available at: http://www.viewproxy.com/advisorshares/2016SM

Please mark votes as in this example	☒

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN

1. To approve a new sub-advisory agreement between AdvisorShares Investments, LLC and Dorsey, Wright & Associates, LLC on behalf of the Fund.	☐	☐	☐
2. To approve the implementation of a manager of managers arrangement that will permit AdvisorShares Investments, LLC, subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.